UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2015

ASN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	47-1210911
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10291 South 1300 East, #118, Sandy, UT 84094	(385) 444-0767
(Address of principal executive offices)	(Registrant’s Telephone Number)

N/A

(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K filed by ASN Technologies, Inc., (the "Company") may contain "forward looking" statements or statements which may imply or suggest certain things about our future. Statements, which express that we "believe," "anticipate," "expect," or "plan to," and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward looking statements.

SECTION 8 – OTHER EVENTS

SECTION 8.01 – OTHER EVENTS

Effective Date of Forward Stock Split of Issued and Outstanding Shares of Common Stock and Increase in Authorized Capital

On October 22, 2015, the Company's Board of Directors and the Company's majority shareholder owning approximately 87% of the issued and outstanding shares of the Company, approved a Forward Split on a basis of 12 for 1, the effect of which will increase the number of the Company's issued and outstanding shares of Common Stock from 11,500,000 to 138,000,000 shares.

The Company's Board of Directors and majority shareholder also approved an increase in the Company's authorized shares of capital stock and, on October 23, 2015, filed a Certificate of Amendment to Certificate of Incorporation with the Nevada Secretary of State to increase its authorized capital stock to 260,000,000 shares, including 250,000,000 shares of common stock (the "Common Stock") and 10,000,000 shares of preferred stock (the "Preferred Stock"), each with a par value of $0.001 per share.

On October 29, 2015, the Financial Industry Regulatory Authority, Inc. (the "FINRA") approved the Company's corporate actions and declared the Pay Date of the Forward Split to be November 9, 2015. In connection with the Forward Split, no fractional shares are necessary to be issued and shareholders do not need to present certificates for exchange. The Forward Split will be payable to each shareholder through the issuance of stock certificates representing the split differential. The Record Date for the shareholders entitled to receive differential shares pursuant to the Forward Split is November 3, 2015.

SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exh. No.	Document
3.1	Certificate of Amendment to Certificate of Incorporation filed with the Nevada Secretary of State on October 23, 2015 (to increase authorized capital shares)*

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2015	ASN Technologies, Inc.

	By:	/s/ Daniel Davis
Daniel Davis
Chief Executive Officer

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